UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2020

OneSpan Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 West Wacker Drive, Suite 2050

Chicago, Illinois 60601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 766-4001

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	OSPN	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ◻

Item 5.07       Submission of Matters to a Vote of Security Holders

On June 10, 2020, the Company held its Annual Meeting of Stockholders. Results of votes with respect to proposals submitted at that meeting are as follows:

1.	To elect ten directors to serve on the Board of Directors until the next annual meeting of shareholders and until his or her successor is duly elected and qualified, or until their resignation or removal. Based on the votes set forth below, the director nominees were duly elected.

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Marc Boroditsky	32,818,614	210,037	8,881	2,363,873
Scott M. Clements	32,764,305	264,686	8,541	2,363,873
Michael P. Cullinane	27,775,084	5,253,297	9,151	2,363,873
John N. Fox, Jr.	27,753,242	5,257,337	26,953	2,363,873
Naureen Hassan	32,965,441	63,191	8,900	2,363,873
Jean K. Holley	29,844,051	3,184,626	8,855	2,363,873
T. Kendall Hunt	30,259,921	2,768,772	8,839	2,363,873
Marianne Johnson	30,688,000	2,340,802	8,730	2,363,873
Matthew Moog	30,515,095	2,513,211	9,226	2,363,873
Marc Zenner	30,537,968	213,817	2,285,747	2,363,873

2.	To hold an advisory vote on executive compensation. Based on the votes set forth below, the Company’s shareholders voted to approve this proposal.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
30,152,463	2,860,509	24,560	2,363,873

3.	To hold an advisory vote on the frequency of future advisory votes on executive compensation. Based on the votes set forth below, the Company’s Board of Directors determined that an advisory vote to approve the compensation of the named executive officers of the Company will be conducted every year, until the next stockholder advisory vote on the frequency of the advisory vote to approve the compensation of the named executive officers of the Company.

Shares Voted For 1 Year	Shares Voted For 2 Years	Shares Voted For 3 Years	Abstentions
19,121,924	25,085	13,861,687	18,235

4.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2020. Based on the votes set forth below, the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was duly ratified.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
32,464,387	2,914,784	22,234	--

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2020	OneSpan Inc.

/s/ Steven R. Worth
Steven R. Worth
Corporate Secretary